Exhibit 10.56

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (the “Amendment”), dated as of October 26, 2015 is executed by and between QAON G.K., Equinix Japan K.K., Equinix (Japan) Enterprises K.K. and EJAE2 G.K. (hereinafter respectively referred to as a “Borrower”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., in its capacity as arranger (hereinafter referred to as the “Arranger”), and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (hereinafter referred to as the “Lender”) with regard to the Term Loan Agreement dated September 30, 2015, by and between the Borrowers, the Arranger and the Lender (the “Agreement”). The parties hereto hereby agree as follows pursuant to Article 21 of the Agreement. Unless otherwise specified herein, the terms used in this Amendment have the same meanings as defined in the Agreement.

1.	AMENDMENT

1.1	Schedule 2 (List of Hybrid Loan Agreements) of the Agreement shall be amended and replaced by Exhibit I hereto.

1.2	Exhibit A (Form of Hybrid Loan Agreement) of the Agreement shall be amended and replaced by Exhibit II hereto.

2.	GENERAL PROVISIONS

2.1	Except as amended hereby, the Agreement otherwise remains in full force and effect.

2.2	This Amendment shall be a Loan Document.

2.3	Article 25 of the Agreement shall apply mutatis mutandis to this Amendment.

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First Amendment to Term Loan Agreement for QAON G.K. etc.

IN WITNESS WHEREOF, one (1) original of this Amendment has been executed, the representatives, or any agent of such representatives, of each Borrower, the Arranger and the Lender have signed or affixed their names and seals hereto, and the Lender shall retain such original. Furthermore, each Borrower and the Arranger shall receive a copy hereof from the Lender.

October 26, 2015

First Amendment to Term Loan Agreement for QAON G.K. etc.

Borrower (address, name, and seal):

/seal/
(QAON G.K.)

First Amendment to Term Loan Agreement for QAON G.K. etc.

Borrower (address, name, and seal):

/seal/
(Equinix Japan K.K.)

First Amendment to Term Loan Agreement for QAON G.K. etc.

Borrower (address, name, and seal):

/seal/
(Equinix (Japan) Enterprises K.K.)

First Amendment to Term Loan Agreement for QAON G.K. etc.

Borrower (address, name, and seal):

/seal/
(EJAE2 G.K.)

First Amendment to Term Loan Agreement for QAON G.K. etc.

Arranger (address, name, and seal):

/seal/
(The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

First Amendment to Term Loan Agreement for QAON G.K. etc.

Lender (address, name, and seal):

/seal/
(The Bank of Tokyo-Mitsubishi UFJ, Ltd.)

First Amendment to Term Loan Agreement for QAON G.K. etc.

Exhibit I

Schedule 2	(List of Hybrid Loan Agreements)

1.	Memorandum of an Agreement entered by and between US Parent, EPLLC, EJKK, EJE, EJAE2 and QAON on October 23, 2015

First Amendment to Term Loan Agreement for QAON G.K. etc.

Exhibit II

Exhibit A	(Form of Hybrid Loan Agreement)

Attached.

First Amendment to Term Loan Agreement for QAON G.K. etc.